Page 1 of 24 Table of Contents Conference Call 800-836-8184 | ID – EastGroup July 24, 2024 11:00 a.m. Eastern Time webcast available at EastGroup.net 1 4 7 E xc h an ge , R al e ig h -D u rh am , N C SUPPLEMENTAL INFORMATION June 30, 2024 400 West Parkway Place, Suite 100 Ridgeland, MS 39157 TEL: 601-354-3555 | FAX: 601-352-1441

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets .................................................................................. 3 Consolidated Statements of Income and Comprehensive Income .......................... 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows ................................................................. 7 Same Property Portfolio Analysis ............................................................................ 8 Additional Financial Information ............................................................................... 9 Financial Statistics ................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary ................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions .................................................................................. 13 Real Estate Improvements and Leasing Costs ........................................................ 14 Property Information: Leasing Statistics and Occupancy Summary .......................................................... 15 Core Market Operating Statistics ............................................................................. 16 Lease Expiration Summary ...................................................................................... 17 Top 10 Customers by Annualized Base Rent .......................................................... 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program ..................................................................... 20 Debt-to-EBITDAre Ratios ........................................................................................ 21 Other Information: Outlook for 2024 ...................................................................................................... 22 Glossary of REIT Terms .......................................................................................... 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the impacts of inflation; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the costs to develop properties; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, Real Estate Investment Trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; availability of financing and capital, increase in interest rates, and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2024, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) June 30, 2024 December 31, 2023 ASSETS Real estate properties 5,039,199$ 4,853,548 Development and value-add properties 693,072 639,647 5,732,271 5,493,195 Less accumulated depreciation (1,336,535) (1,273,723) 4,395,736 4,219,472 Unconsolidated investment 7,393 7,539 Cash and cash equivalents 39,400 40,263 Other assets 272,164 251,939 TOTAL ASSETS 4,714,693$ 4,519,213 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (4,100)$ (1,520) Unsecured debt, net of debt issuance costs 1,676,799 1,676,347 Accounts payable and accrued expenses 188,837 146,337 Other liabilities 86,210 89,415 Total Liabilities 1,947,746 1,910,579 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 48,652,525 shares issued and outstanding at June 30, 2024 and 47,700,432 at December 31, 2023 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 3,112,554 2,949,907 Distributions in excess of earnings (375,556) (366,473) Accumulated other comprehensive income 29,687 24,888 Total Stockholders' Equity 2,766,690 2,608,327 Noncontrolling interest in joint ventures 257 307 Total Equity 2,766,947 2,608,634 TOTAL LIABILITIES AND EQUITY 4,714,693$ 4,519,213

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
REVENUES				
Income from real estate operations	$ 157,333	138,811	311,407	272,775
Other revenue	1,757	1,076	1,907	2,137
	159,090	139,887	313,314	274,912
EXPENSES				
Expenses from real estate operations	43,851	37,767	86,854	73,953
Depreciation and amortization	45,663	42,295	90,832	83,309
General and administrative	4,741	4,384	11,422	9,588
Indirect leasing costs	220	149	397	289
	94,475	84,595	189,505	167,139
OTHER INCOME (EXPENSE)				
Interest expense	(9,832)	(12,575)	(19,893)	(25,600)
Gain on sales of real estate investments	-	-	8,751	4,809
Other	518	748	1,292	1,187
NET INCOME	55,301	43,465	113,959	88,169
Net income attributable to noncontrolling interest in joint ventures	(14)	(15)	(28)	(29)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	55,287	43,450	113,931	88,140
Other comprehensive income (loss) - interest rate swaps	(1,095)	10,202	4,799	(60)
TOTAL COMPREHENSIVE INCOME	$ 54,192	53,652	118,730	88,080
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.15	0.97	2.37	1.99
Weighted average shares outstanding - Basic	48,248	44,656	48,054	44,204
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.14	0.97	2.37	1.99
Weighted average shares outstanding - Diluted	48,345	44,734	48,153	44,279

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$ 55,287	43,450	113,931	88,140
Depreciation and amortization	45,663	42,295	90,832	83,309
Company's share of depreciation from unconsolidated investment	31	31	62	62
Depreciation and amortization from noncontrolling interest	(1)	(1)	(2)	(2)
Gain on sales of real estate investments	-	-	(8,751)	(4,809)
Gain on sales of non-operating real estate	-	(365)	(222)	(446)
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS*	100,980	85,410	195,850	166,254
Gain on involuntary conversion and business interruption claims	(1,708)	(1,042)	(1,708)	(2,069)
FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS*	$ 99,272	84,368	194,142	164,185
NET INCOME	$ 55,301	43,465	113,959	88,169
Interest expense [(1)]	9,832	12,575	19,893	25,600
Depreciation and amortization	45,663	42,295	90,832	83,309
Company's share of depreciation from unconsolidated investment	31	31	62	62
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")	110,827	98,366	224,746	197,140
Gain on sales of real estate investments	-	-	(8,751)	(4,809)
Gain on sales of non-operating real estate	-	(365)	(222)	(446)
EBITDA FOR REAL ESTATE ("EBITDAre")*	$ 110,827	98,001	215,773	191,885
DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.14	0.97	2.37	1.99
FFO attributable to common stockholders*	$ 2.09	1.91	4.07	3.75
FFO attributable to common stockholders - excluding gain on involuntary conversion and business interruption claims*	$ 2.05	1.89	4.03	3.71
Weighted average shares outstanding for EPS and FFO purposes - Diluted	48,345	44,734	48,153	44,279

(1) Net of capitalized interest of $5,037 and $3,878 for the three months ended June 30, 2024 and 2023, respectively; and $9,890 and $7,613 for the six months ended June 30, 2024 and 2023, respectively.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 5 of 24

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2024 2023 2024 2023 NET INCOME 55,301$ 43,465 113,959 88,169 Gain on sales of real estate investments - - (8,751) (4,809) Gain on sales of non-operating real estate - (365) (222) (446) Interest income (241) (105) (516) (186) Other revenue (1,757) (1,076) (1,907) (2,137) Indirect leasing costs 220 149 397 289 Depreciation and amortization 45,663 42,295 90,832 83,309 Company's share of depreciation from unconsolidated investment 31 31 62 62 Interest expense (1) 9,832 12,575 19,893 25,600 General and administrative expense (2) 4,741 4,384 11,422 9,588 Noncontrolling interest in PNOI of consolidated joint ventures (15) (15) (31) (31) PROPERTY NET OPERATING INCOME ("PNOI")* 113,775 101,338 225,138 199,408 PNOI from 2023 and 2024 acquisitions (4,177) (453) (7,574) (453) PNOI from 2023 and 2024 development and value-add properties (6,984) (2,598) (13,539) (3,637) PNOI from 2023 and 2024 operating property dispositions - (671) (177) (1,341) Other PNOI 21 87 102 198 SAME PNOI (Straight-Line Basis)* 102,635 97,703 203,950 194,175 Lease termination fee income from same properties (65) (256) (212) (311) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 102,570 97,447 203,738 193,864 Straight-line rent adjustments for same properties (1,662) (1,347) (2,085) (4,113) Acquired leases — market rent adjustment amortization for same properties (333) (618) (742) (1,138) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 100,575$ 95,482 200,911 188,613 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Six Months Ended June 30, June 30, (1) Net of capitalized interest of $5,037 and $3,878 for the three months ended June 30, 2024 and 2023, respectively; and $9,890 and $7,613 for the six months ended June 30, 2024 and 2023, respectively. (2) Net of capitalized development costs of $2,032 and $2,357 for the three months ended June 30, 2024 and 2023, respectively; and $4,255 and $4,812 for the six months ended June 30, 2024 and 2023, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2024 2023 OPERATING ACTIVITIES Net income 113,959$ 88,169 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 90,832 83,309 Stock-based compensation expense 5,751 4,954 Gain on sales of real estate investments (8,751) (4,809) Gain on sales of non-operating real estate (222) (446) Gain on involuntary conversion and business interruption claims (1,708) (2,069) Changes in operating assets and liabilities: Accrued income and other assets (9,820) (13,004) Accounts payable, accrued expenses and prepaid rent 48,621 22,291 Other 1,099 384 NET CASH PROVIDED BY OPERATING ACTIVITIES 239,761 178,779 INVESTING ACTIVITIES Development and value-add properties (122,898) (172,940) Purchases of real estate (107,804) (34,365) Real estate improvements (34,871) (28,733) Net proceeds from sales of real estate investments and non-operating real estate 17,397 13,821 Leasing commissions (16,517) (16,548) Proceeds from involuntary conversion on real estate assets 2,450 1,339 Changes in accrued development costs (9,205) 20,614 Changes in other assets and other liabilities 468 8,009 NET CASH USED IN INVESTING ACTIVITIES (270,980) (208,803) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 31,863 275,080 Repayments on unsecured bank credit facilities (31,863) (445,080) Proceeds from unsecured debt - 100,000 Repayments on unsecured debt - (65,000) Repayments on secured debt - (49) Debt issuance costs (3,086) (1,649) Distributions paid to stockholders (not including dividends accrued) (122,337) (110,411) Proceeds from common stock offerings 162,111 283,511 Common stock offering related costs (107) (441) Other (6,225) (4,911) NET CASH PROVIDED BY FINANCING ACTIVITIES 30,356 31,050 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (863) 1,026 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 40,263 56 CASH AND CASH EQUIVALENTS AT END OF PERIOD 39,400$ 1,082 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $9,890 and $7,613 for 2024 and 2023, respectively 18,968$ 25,019 Cash paid for operating lease liabilities 1,253 1,134 Six Months Ended June 30,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	% Change	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023	% Change
Same Property Portfolio [1]						
Square feet as of period end	51,668	51,668		51,668	51,668	
Average occupancy	96.9%	98.1%	-1.2%	97.2%	98.3%	-1.1%
Occupancy as of period end	97.0%	98.2%	-1.2%	97.0%	98.2%	-1.2%
Same Property Portfolio Analysis (Straight-Line Basis) [1] *						
Income from real estate operations	$ 143,183	133,842	7.0%	$ 284,563	265,237	7.3%
Less cash received for lease terminations	(65)	(256)		(212)	(311)	
Income excluding lease termination income	143,118	133,586	7.1%	284,351	264,926	7.3%
Expenses from real estate operations	(40,548)	(36,139)	12.2%	(80,613)	(71,062)	13.4%
PNOI excluding income from lease terminations	$ 102,570	97,447	5.3%	$ 203,738	193,864	5.1%
Same Property Portfolio Analysis (Cash Basis) [1] *						
Income from real estate operations	$ 141,188	131,877	7.1%	$ 281,736	259,986	8.4%
Less cash received for lease terminations	(65)	(256)		(212)	(311)	
Income excluding lease termination income	141,123	131,621	7.2%	281,524	259,675	8.4%
Expenses from real estate operations	(40,548)	(36,139)	12.2%	(80,613)	(71,062)	13.4%
PNOI excluding income from lease terminations	$ 100,575	95,482	5.3%	$ 200,911	188,613	6.5%

(1) Includes properties which were included in the operating portfolio for the entire period of 1/1/23 through 6/30/24.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 8 of 24

EASTGROUP PROPERTIES

Additional Financial Information
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
SELECTED INCOME STATEMENT INFORMATION	*(Items below represent increases or (decreases) in FFO)*			
Lease income - operating leases	$ 117,138	104,150	231,338	204,846
Variable lease income [1]	40,195	34,661	80,069	67,929
Income from real estate operations	157,333	138,811	311,407	272,775
Straight-line rent income adjustment	3,256	2,925	5,739	6,367
Reserves for uncollectible straight-line rent	(93)	(206)	(352)	(456)
Net straight-line rent adjustment	3,163	2,719	5,387	5,911
Lease termination fee income	65	256	212	311
Reserves of uncollectible cash rent	(553)	(180)	(1,069)	(299)
Stock-based compensation expense	(2,244)	(2,170)	(5,751)	(4,954)
Debt issuance costs amortization	(479)	(476)	(958)	(960)
Indirect leasing costs	(220)	(149)	(397)	(289)
Gain on involuntary conversion and business interruption claims [2]	1,708	1,042	1,708	2,069
Acquired leases - market rent adjustment amortization	546	696	1,153	1,295

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
WEIGHTED AVERAGE COMMON SHARES				
Weighted average common shares - Basic	48,248	44,656	48,054	44,204
BASIC SHARES FOR EARNINGS PER SHARE ("EPS")	48,248	44,656	48,054	44,204
Potential common shares:				
Effect of dilutive securities	97	78	99	75
DILUTED SHARES FOR EPS AND FFO	48,345	44,734	48,153	44,279

[1] Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance.

[2] Included in *Other revenue* on the Consolidated Statements of Income and Comprehensive Income; included in FFO.

Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics

($ in thousands, except per share data)
(Unaudited)

		Quarter Ended	Years Ended			
		6/30/24	2023	2022	2021	2020
ASSETS/MARKET CAPITALIZATION						
Assets	$	4,714,693	4,519,213	4,035,837	3,215,336	2,720,803
Equity Market Capitalization		8,275,795	8,754,937	6,451,794	9,403,107	5,477,783
Total Market Capitalization (Debt and Equity) [1]		9,955,795	10,434,937	8,318,835	10,859,473	6,791,879
Shares Outstanding - Common		48,652,525	47,700,432	43,575,539	41,268,846	39,676,828
Price per share	$	170.10	183.54	148.06	227.85	138.06
FFO CHANGE*						
FFO per diluted share	$	2.09	7.79	7.00	6.09	5.38
Change compared to same period prior year		9.4%	11.3%	14.9%	13.2%	8.0%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	1.27	5.04	4.70	3.58	3.08
FFO per diluted share		2.09	7.79	7.00	6.09	5.38
Dividend payout ratio		61%	65%	67%	59%	57%
COMMON DIVIDEND YIELD [2]						
Dividend distribution	$	1.27	5.04	4.70	3.58	3.08
Price per share		170.10	183.54	148.06	227.85	138.06
Dividend yield		2.99%	2.75%	3.17%	1.57%	2.23%
FFO MULTIPLE [3] *						
FFO per diluted share	$	2.09	7.79	7.00	6.09	5.38
Price per share		170.10	183.54	148.06	227.85	138.06
Multiple		20.35	23.56	21.15	37.41	25.66
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	110,827	401,335	337,536	278,959	245,669
Interest expense		9,832	47,996	38,499	32,945	33,927
Interest and fixed charge coverage ratio		11.27	8.36	8.77	8.47	7.24
DEBT-TO-EBITDAre RATIO [4] *						
Debt	$	1,672,699	1,674,827	1,861,744	1,451,778	1,310,895
EBITDAre		110,827	401,335	337,536	278,959	245,669
Debt-To-EBITDAre ratio [4]		3.77	4.17	5.52	5.20	5.34
Adjusted debt-to-pro forma EBITDAre ratio [4]		2.84	3.23	4.48	3.83	4.43
DEBT-TO-TOTAL MARKET CAPITALIZATION [1]		16.9%	16.1%	22.4%	13.4%	19.3%

ISSUER RATINGS [5]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

[1] Before deducting unamortized debt issuance costs.
[2] Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share.
[3] Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share.
[4] Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period.
[5] A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary
($ in thousands)
(Unaudited)

		Square Feet (SF)		Cumulative Costs at 6/30/24	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 7/22/24	
Lease-Up								
MCO Logistics Center	Orlando, FL	167,000	$	24,313	25,300	07/24	100%	
Stonefield 35 1-3	Austin, TX	276,000		36,406	40,000	08/24	56%	
Horizon West 10	Orlando, FL	357,000		42,275	45,200	10/24	82%	
Springwood 1 & 2	Houston, TX	292,000		33,099	36,200	10/24	93%	
SunCoast 9	Fort Myers, FL	111,000		15,138	16,200	02/25	0%	
Horizon West 6	Orlando, FL	87,000		11,596	12,700	04/25	52%	
Basswood 3-5	Fort Worth, TX	351,000		42,222	45,000	05/25	38%	
Eisenhauer Point 10-12	San Antonio, TX	223,000		27,746	30,000	05/25	33%	
Total Lease-up		1,864,000		232,795	250,600		61%	Wgt Avg %
Under Construction								
Northeast Trade Center 1	San Antonio, TX	264,000		8,411	32,100	04/25	100%	
Braselton 3	Atlanta, GA	115,000		13,185	14,300	07/25	0%	
Cass White 1 & 2	Atlanta, GA	296,000		31,487	33,900	07/25	0%	
Gateway South Dade 1 & 2	Miami, FL	169,000		32,319	34,900	07/25	0%	
Riverside 1 & 2	Atlanta, GA	284,000		29,998	33,700	07/25	44%	
Crossroads 1	Tampa, FL	124,000		8,827	20,000	10/25	0%	
Denton 35 Exchange 1 & 2	Dallas, TX	244,000		18,654	34,600	11/25	0%	
Horizon West 5	Orlando, FL	85,000		5,650	12,800	11/25	0%	
Skyway 1 & 2	Charlotte, NC	318,000		22,885	37,200	11/25	0%	
Arista 36 1-3	Denver, CO	360,000		24,010	80,300	05/26	0%	
Total Under Construction		2,259,000		195,426	333,800		17%	Wgt Avg %
Total Lease-Up and Under Construction		4,123,000	$	428,221	584,400		37%	Wgt Avg %

Projected Stabilized Yields [2]	Yield
Lease-Up	7.0%
Under Construction	7.1%
Lease-Up and Under Construction	7.0%

Prospective Development	Acres	Projected SF		
Phoenix, AZ	59	780,000	$	21,805
Sacramento, CA	4	78,000		2,588
Fort Myers, FL	20	252,000		4,270
Miami, FL	25	341,000		25,801
Orlando, FL	33	357,000		12,646
Tampa, FL	88	851,000		24,434
Atlanta, GA	138	1,406,000		16,672
Charlotte, NC	114	828,000		11,873
Greenville, SC	84	663,000		9,348
Austin, TX	141	1,686,000		57,349
Dallas, TX	12	-		4,596
Fort Worth, TX	121	1,312,000		32,658
Houston, TX	98	1,377,000		30,847
San Antonio, TX	46	622,000		9,964
Total Prospective Development	983	10,553,000		264,851
Total Development and Value-Add Properties	983	14,676,000	$	693,072

[1] Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

[2] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 24

Page 12 of 24 Development and Value-Add Properties Transferred to Real Estate Properties ($ in thousands) (Unaudited) Cumulative Costs at Conversion % Leased Square Feet (SF) 6/30/24 Date 7/22/24 1st Quarter Gateway 2 Miami, FL 133,000 22,416$ 02/24 100% 133,000 22,416 2nd Quarter Hillside 1 Greenville, SC 122,000 12,897 04/24 58% McKinney 1 & 2 Dallas, TX 172,000 27,463 06/24 100% 294,000 40,360 Total Transferred to Real Estate Properties 427,000 62,776$ 88% Wgt Avg % Projected Stabilized Yield (1) 7.6% (1) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 13 of 24 Acquisitions and Dispositions Through June 30, 2024 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1st Quarter 01/18/24 Brightstar Land Atlanta, GA 34.3 Acres 3,302$ 01/23/24 Spanish Ridge Industrial Park Las Vegas, NV 231,000 SF 54,859 2nd Quarter 05/03/24 147 Exchange Raleigh, NC 274,000 SF 52,945 34.3 Acres Total Acquisitions 505,000 SF 111,106$ Date Property Name Location Size Gross Sales Price 1st Quarter 03/01/24 Hercules Land San Francisco, CA 3.9 Acres 4,000$ 222 (2) 03/05/24 Interchange Business Park and Metro Jackson, MS 159,000 SF 14,050 8,751 (3) Airport Commerce Center 2nd Quarter None 3.9 Acres Total Dispositions 159,000 SF 18,050$ 8,973 (3) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. DISPOSITIONS ACQUISITIONS (1) Represents acquisition price plus closing costs. Realized Gain (2) Included in Other on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Upgrade on acquisitions	$ 245	224	282	494
Tenant improvements:				
New tenants	5,863	3,860	8,200	9,301
Renewal tenants	395	653	1,230	1,564
Other:				
Building improvements	4,943	2,234	8,018	4,437
Roofs	3,659	3,805	7,469	10,875
Parking lots	1,489	952	2,248	1,794
Other	1,349	309	2,187	459
TOTAL REAL ESTATE IMPROVEMENTS [1]	$ 17,943	12,037	29,634	28,924

CAPITALIZED LEASING COSTS (Principally Commissions)	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Development and value-add	$ 2,430	1,467	4,421	6,017
New tenants	3,752	2,958	7,803	5,095
Renewal tenants	2,743	2,928	5,266	5,291
TOTAL CAPITALIZED LEASING COSTS [2][3]	$ 8,925	7,353	17,490	16,403

[1] Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Total Real Estate Improvements	$ 29,634	28,924
Change in real estate property payables	(998)	(870)
Change in construction in progress	6,235	679
Real Estate Improvements on the Consolidated Statements of Cash Flows	$ 34,871	28,733

[2] Included in *Other Assets* on the Consolidated Balance Sheets.

[3] Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Total Capitalized Leasing Costs	$ 17,490	16,403
Change in leasing commissions payables	(973)	145
Leasing Commissions on the Consolidated Statements of Cash Flows	$ 16,517	16,548

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended June 30, 2024	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	27	782	6.0	74.6%	55.1%	$ 4.32	$ 4.88	$ 9.20
Renewal Leases	61	1,532	4.7	51.1%	33.7%	1.06	1.90	2.96
Total/Weighted Average	**88**	**2,314**	**5.1**	**59.7%**	**41.6%**	**$ 2.16**	**$ 2.91**	**$ 5.07**
					Per Year	**$ 0.42**	**$ 0.57**	**$ 0.99**
Weighted Average Retention [4]	**67.7%**							

Six Months Ended June 30, 2024	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	68	1,693	5.6	71.9%	52.7%	$ 4.06	$ 4.31	$ 8.37
Renewal Leases	103	2,619	4.5	50.0%	32.7%	0.98	2.05	3.03
Total/Weighted Average	**171**	**4,312**	**4.9**	**58.8%**	**40.7%**	**$ 2.19**	**$ 2.93**	**$ 5.12**
					Per Year	**$ 0.45**	**$ 0.60**	**$ 1.05**
Weighted Average Retention [4]	**62.3%**							

	06/30/24	**03/31/24**	**12/31/23**	**09/30/23**	**06/30/23**
Percentage Leased	**97.4%**	**98.0%**	**98.7%**	**98.5%**	**98.5%**
Percentage Occupied	**97.1%**	**97.7%**	**98.2%**	**97.7%**	**98.2%**

(1) Rental Change is reported for leases signed during the periods presented.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
June 30, 2024
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	Lease Expirations in Square Feet 2024 [2]	Lease Expirations in Square Feet 2025	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Same PNOI Change* QTR Cash Basis [4]	Same PNOI Change* YTD Straight-Line Basis	Same PNOI Change* YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change QTR Cash Basis [4]	Rental Change YTD Straight-Line Basis	Rental Change YTD Cash Basis [4]
Florida													
Tampa	4,533,000	7.7%	98.6%	218,000	834,000	15.9%	11.6%	11.7%	9.0%	71.1%	54.3%	74.6%	55.0%
Orlando	4,287,000	7.7%	97.5%	349,000	975,000	2.9%	2.1%	2.0%	4.9%	66.4%	43.6%	49.8%	34.0%
Jacksonville	2,273,000	3.2%	96.8%	314,000	592,000	5.3%	4.9%	3.2%	3.9%	52.5%	34.0%	67.1%	45.9%
Miami/Fort Lauderdale	1,865,000	4.2%	97.4%	44,000	257,000	4.6%	9.2%	13.7%	16.0%	98.4%	74.6%	81.5%	62.5%
Fort Myers	885,000	1.7%	93.4%	16,000	9,000	-5.0%	-4.4%	-1.0%	5.6%	57.1%	33.8%	57.1%	33.8%
	13,843,000	**24.5%**	**97.4%**	**941,000**	**2,667,000**	**6.9%**	**6.1%**	**6.7%**	**7.7%**	**68.9%**	**48.7%**	**66.6%**	**47.6%**
Texas													
Houston	6,816,000	10.2%	97.8%	150,000	805,000	3.1%	5.0%	3.5%	5.4%	27.6%	13.2%	33.6%	16.7%
Dallas	5,616,000	10.2%	97.7%	152,000	767,000	8.2%	7.6%	7.7%	8.0%	67.2%	49.4%	82.6%	63.0%
San Antonio	4,411,000	7.3%	96.7%	212,000	536,000	2.0%	3.3%	3.9%	5.4%	31.6%	16.5%	32.7%	17.3%
Austin	1,302,000	2.9%	97.4%	32,000	200,000	6.6%	8.9%	8.1%	14.2%	60.9%	40.2%	58.0%	36.9%
El Paso	1,126,000	1.6%	98.1%	62,000	60,000	8.5%	8.7%	9.1%	9.6%	93.4%	68.5%	92.8%	69.9%
Fort Worth	1,108,000	1.6%	93.3%	-	54,000	2.7%	3.4%	0.5%	5.6%	N/A	N/A	59.3%	45.8%
	20,379,000	**33.8%**	**97.3%**	**608,000**	**2,422,000**	**4.7%**	**5.7%**	**5.2%**	**7.1%**	**44.2%**	**27.5%**	**50.3%**	**32.2%**
California													
San Francisco	2,475,000	5.7%	91.2%	136,000	207,000	-6.6%	-1.5%	-3.9%	-0.3%	7.8%	5.7%	18.6%	11.1%
Los Angeles [5]	2,408,000	5.9%	96.6%	-	198,000	-0.5%	1.7%	-0.3%	2.0%	190.1%	153.0%	104.8%	87.1%
San Diego [5]	1,933,000	5.0%	96.7%	77,000	245,000	0.4%	2.6%	-2.5%	3.1%	N/A	N/A	75.5%	52.0%
Fresno	398,000	0.5%	100.0%	56,000	107,000	31.0%	25.4%	16.2%	13.8%	46.5%	38.2%	41.7%	31.7%
Sacramento	329,000	0.6%	100.0%	-	94,000	-3.1%	-0.5%	-3.2%	-0.4%	N/A	N/A	16.0%	14.4%
	7,543,000	**17.7%**	**95.2%**	**269,000**	**851,000**	**-1.6%**	**1.4%**	**-1.8%**	**1.8%**	**132.5%**	**109.9%**	**49.0%**	**38.2%**
Arizona													
Phoenix	3,000,000	5.9%	100.0%	103,000	532,000	15.5%	12.4%	14.6%	15.3%	91.2%	59.0%	90.4%	63.7%
Tucson	848,000	1.2%	100.0%	81,000	11,000	3.0%	3.7%	3.1%	3.7%	27.7%	8.0%	30.0%	12.6%
	3,848,000	**7.1%**	**100.0%**	**184,000**	**543,000**	**13.1%**	**10.8%**	**12.3%**	**12.9%**	**87.2%**	**55.8%**	**86.9%**	**60.7%**
Other Core													
Charlotte	3,883,000	5.8%	99.1%	63,000	354,000	15.6%	11.5%	13.1%	10.3%	67.3%	52.1%	68.4%	46.2%
Atlanta	1,467,000	2.1%	98.3%	57,000	74,000	10.4%	4.4%	9.0%	6.9%	N/A	N/A	88.8%	57.2%
Las Vegas	1,395,000	3.6%	100.0%	-	86,000	10.0%	-0.1%	7.9%	2.6%	50.4%	35.0%	50.1%	35.5%
Greenville	1,102,000	1.4%	91.2%	-	-	-8.4%	-6.4%	-1.3%	0.9%	N/A	N/A	N/A	N/A
Denver	886,000	1.8%	100.0%	-	182,000	2.9%	3.2%	3.3%	4.3%	24.2%	13.3%	29.3%	13.6%
	8,733,000	**14.7%**	**98.2%**	**120,000**	**696,000**	**10.5%**	**6.2%**	**9.3%**	**7.1%**	**52.4%**	**37.6%**	**64.0%**	**42.8%**
Total Core Markets	**54,346,000**	**97.8%**	**97.4%**	**2,122,000**	**7,179,000**	**5.3%**	**5.4%**	**5.2%**	**6.6%**	**61.9%**	**42.6%**	**59.9%**	**41.2%**
Total Other Markets	**1,580,000**	**2.2%**	**98.8%**	**50,000**	**180,000**	**1.5%**	**1.3%**	**0.6%**	**0.3%**	**30.3%**	**26.6%**	**30.3%**	**26.6%**
Total Operating Properties	**55,926,000**	**100.0%**	**97.4%**	**2,172,000**	**7,359,000**	**5.3%**	**5.3%**	**5.1%**	**6.5%**	**59.7%**	**41.6%**	**58.8%**	**40.7%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Rental Change is reported for leases signed during the periods presented and does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through June 30, 2024

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,452,000	$ -	0.0%
2024 - remainder of year [(1)]	2,172,000	17,617	3.8%
2025	7,359,000	61,836	13.4%
2026	9,936,000	83,250	18.0%
2027	9,602,000	82,691	17.8%
2028	7,419,000	65,464	14.1%
2029	7,385,000	60,292	13.0%
2030	3,254,000	27,825	6.0%
2031	1,985,000	17,978	3.9%
2032	1,783,000	14,078	3.0%
2033 and beyond	3,579,000	32,585	7.0%
TOTAL	55,926,000	$ 463,616	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of June 30, 2024
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [1]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.4%	1.8%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.8%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.7%
4	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	42,000		
					0.7%	0.7%
5	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	San Diego, CA	20,000		
					0.7%	0.7%
6	**Trane U.S. Inc.**	1	Fort Worth, TX	147,000		
		1	Jacksonville, FL	81,000		
		1	Dallas, TX	58,000		
		1	Greenville, SC	55,000		
		1	Denver, CO	18,000		
		1	New Orleans, LA	11,000		
		1	Orlando, FL	7,000		
					0.7%	0.7%
7	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.6%	0.6%
8	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.6%	0.6%
9	**Infinite Electronics Inc.**	4	Dallas, TX	320,000	0.6%	0.6%
10	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.5%	0.6%
		34		3,784,000	6.8%	7.8%

[1] Calculation: Customer Annualized Base Rent as of 06/30/24 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

Page 19 of 24 Debt and Equity Market Capitalization June 30, 2024 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity August 30, 2024 4.08% 50,000$ December 13, 2024 3.46% 60,000 December 15, 2024 3.48% 60,000 Year 2025 3.13% 145,000 Year 2026 2.56% 140,000 Year 2027 2.74% 175,000 Year 2028 3.10% 160,000 Year 2029 and beyond 3.66% 890,000 Total unsecured debt (fixed rate) (1) 3.37% 1,680,000 4.8 Unsecured bank credit facilities (variable rate) $50MM Line - 6.205% - matures 7/31/2028 - $625MM Line - 6.202% - matures 7/31/2028 - Total carrying amount of debt 1,680,000 Total unamortized debt issuance costs (7,301) Total debt, net of unamortized debt issuance costs 1,672,699$ Equity market capitalization Shares outstanding - common 48,652,525 Price per share at quarter end 170.10$ Total equity market capitalization 8,275,795$ Total market capitalization (debt and equity) (2) 9,955,795$ Total debt / total market capitalization (2) 16.9% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

EASTGROUP PROPERTIES

Continuous Common Equity Program Through June 30, 2024

($ in thousands, except per share data)
(Unaudited)

DIRECT COMMON STOCK ISSUANCE ACTIVITY	Common Stock (In shares)	Weighted Average Price (Per share)	Gross Proceeds [1] (In thousands)
1st Quarter 2024:			
Shares issued and proceeds received	-	$ -	$ -
2nd Quarter 2024:			
Shares issued and proceeds received	218,929	168.62	36,916
Total direct common stock issuance for the six months ended 6/30/24	218,929	168.62	36,916
Shares sold June 28, 2024; shares issued and proceeds received in July 2024	77,650	168.63	13,094
Total direct common stock issuance through 7/22/24	296,579	$ 168.62	$ 50,010

OUTSTANDING FORWARD EQUITY SALE AGREEMENTS	Common Stock (In shares)	Weighted Average Price (Per share)	Gross Proceeds [1] (In thousands)
Forward Shares Agreements Outstanding at 12/31/2023	406,041	$ 183.92	$ 74,679
1st Quarter 2024:		-	
Forward shares issued and proceeds received	(272,342)	183.59	(50,000)
New forward sale agreements	286,671	181.95	52,160
Forward Shares Agreements Outstanding at 3/31/2024	420,370	$ 182.79	$ 76,839
2nd Quarter 2024:			
Forward shares issued and proceeds received	(420,370)	182.79	(76,839)
New forward sale agreements	600,053	166.65	100,000
Forward Shares Agreements Outstanding at 6/30/2024 [2]	600,053	$ 166.65	$ 100,000

SALES AGENCY FINANCING AGREEMENTS	Gross Sales Price (In thousands)
Total Gross Sales Price Authorized for Issuance	$ 750,000
Amount settled through 7/22/2024	(411,848)
Amount of outstanding forward equity sale agreements as of 7/22/2024	(100,000) [2]
Remaining Capacity for Issuance as of 7/22/2024	$ 238,152

[1] During the three and six months ended June 30, 2024, the Company recognized offering-related costs for direct issuances and forward agreements of $1,174,000 and $1,774,000, respectively, which are not deducted from proceeds above.

[2] Available through forward equity sale agreements before the applicable settlement periods expire in June 2025. The Company did not settle any outstanding forward equity sale agreements subsequent to quarter-end.

Page 20 of 24

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended June 30, 2024 (1) 2023 2022 2021 2020 Debt 1,672,699$ 1,674,827$ 1,861,744 1,451,778 1,310,895 EBITDAre* 110,827 401,335 337,536 278,959 245,669 DEBT-TO-EBITDAre RATIO* 3.77 4.17 5.52 5.20 5.34 Debt 1,672,699$ 1,674,827$ 1,861,744 1,451,778 1,310,895 Subtract development and value-add properties in lease-up or under construction (428,221) (374,924) (324,831) (376,611) (225,964) Adjusted Debt* 1,244,478$ 1,299,903$ 1,536,913 1,075,167 1,084,931 EBITDAre* 110,827$ 401,335$ 337,536 278,959 245,669 Adjust for acquisitions as if owned for entire period 253 5,490 6,900 4,213 1,906 Adjust for development and value-add properties in lease-up or under construction (1,396) (1,909) (857) (700) (1,327) Adjust for properties sold during the period - (2,001) (235) (1,517) (1,081) Pro Forma EBITDAre* 109,684$ 402,915$ 343,344 280,955 245,167 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO* 2.84 3.23 4.48 3.83 4.43 (1) Quarterly calculations annualize EBITDAre for the quarter. (2) Yearly calculations use EBITDAre for the 12-month period. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended December 31, (2)

EASTGROUP PROPERTIES
Outlook for 2024
(Unaudited)

		Low Range		High Range	
		Q3 2024	Y/E 2024	Q3 2024	Y/E 2024
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	53,224	226,303	56,156	231,191
Depreciation and amortization		47,260	187,088	47,260	187,088
Gain on sales of real estate investments and non-operating real estate		-	(8,973)	-	(8,973)
Funds from operations attributable to common stockholders*	$	100,484	404,418	103,416	409,306
Weighted average shares outstanding - Diluted		48,882	48,872	48,882	48,872
Per share data (diluted):					
Net income attributable to common stockholders	$	1.09	4.63	1.15	4.73
Funds from operations attributable to common stockholders		2.06	8.28	2.12	8.38

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	**Revised Guidance for Year 2024**	**April Earnings Release Guidance for Year 2024**	**Actual for Year 2023**
FFO per share	$8.28 - $8.38	$8.17 - $8.37	$7.79
FFO per share increase over prior year	6.9%	6.2%	11.3%
FFO per share increase over prior year excluding gain on involuntary conversion and business interruption claims	7.7%	7.4%	10.0%
Same PNOI growth: cash basis (1)	5.6% - 6.6% (2)	5.5% - 6.5% (2)	8.0%
Average month-end occupancy - operating portfolio	96.6% - 97.6%	96.5% - 97.5%	98.0%
Lease termination fee income	$830,000	$830,000	$1.0 million
Reserves of uncollectible rent (Currently no identified bad debt for Q3-Q4)	$2.6 million	$2.5 million	$1.5 million
Development starts:			
Square feet	1.9 million	1.9 million	2.4 million
Projected total investment	$260 million	$260 million	$363 million
Operating property acquisitions	$265 million	$160 million	$165 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$35 million	$15 million	$38 million
Capital proceeds	$590 million	$490 million	$799 million
General and administrative expense	$22.3 million	$20.8 million	$16.8 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/23 and are projected to be in the operating portfolio through 12/31/24; includes 51,388,000 square feet.

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Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2023 through June 30, 2024. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.